Exhibit 10.1

                                 SIXTH AMENDMENT TO
             AMENDED AND RESTATED LOAN AGREEMENT AND ELEVENTH AMENDMENT
                               TO REVOLVING LOAN NOTE

      This Sixth Amendment to Amended and Restated Loan Agreement ("Amendment"), dated as of ________________, 2009 is between GULF LINE TRANSPORT LLC., an Indiana limited liability company, formerly known as Gulf Line Transport, Inc. ("Gulf Line"); FIVE STAR TRANSPORT, LLC., an Indiana limited liability company, formerly known as Five Star
Transport, Inc. ("Five Star"); CAM TRANSPORT, INC., an Indiana corporation ("CAM"); UNITY LOGISTIC SERVICES INC., an Indiana corporation ("Unity"); ERX, INC., an Indiana corporation ("ERX"); FRIENDLY TRANSPORT, LLC, an Indiana limited liability company, formerly known as Friendly Transport, Inc. ("Friendly"); TRANSPORT LEASING, INC., an Arkansas corporation ("Transport Leasing"); KEYSTONE LINES, a California corporation ("Keystone Lines"); HARBOR BRIDGE INTERMODAL, INC., an Indiana corporation ("Harbor"); PATRIOT LOGISTICS, INC., an Indiana corporation ("Patriot"); LIBERTY TRANSPORT, INC., an Indiana corporation ("Liberty"); KEYSTONE LINES CORP., an Indiana corporation, formerly known as Keystone Lines Corporation ("Keystone"), TC SERVICES, INC., an Indiana corporation ("TC Services"); KEYSTONE LOGISTICS, INC., an Indiana corporation ("Keystone Logistics"); CAROLINA NATIONAL TRANSPORTATION LLC, an Indiana limited liability company ("Carolina National"); CAROLINA NATIONAL LOGISTICS, INC., an Indiana corporation ("Carolina Logistics"); FREEDOM 1 LLC, an Indiana limited liability company, formerly known as Freedom Logistics, LLC ("Freedom"); THUNDERBIRD LOGISTICS, LLC, an Indiana limited liability company ("Thunderbird Logistics"); THUNDERBIRD MOTOR EXPRESS, LLC, an Indiana limited liability company ("Thunderbird Motor"); US 1 LOGISTICS, LLC, an Indiana limited liability company ("US 1 Logistics") US 1 INDUSTRIES, INC., an Indiana corporation ("Industries"), ARL TRANSPORT LLC, a Delaware limited liability company ("ARL") and AFT TRANSPORT LLC, a Delaware limited liability company ("AFT"). (Gulf Line, Five Star, CAM, Unity, ERX, Friendly,
Transport Leasing, Keystone Lines, Harbor, Patriot, Liberty, Keystone, TC Services, Keystone Logistics, Carolina National, Carolina Logistics,
Freedom, Thunderbird Logistics, Thunderbird Motor, US 1 Logistics, Industries, ARL and AFT are hereinafter each referred to each as a "Borrower Entity", and collectively as the "Borrower"); and U.S. BANK, a national banking association ("Lender"). Capitalized terms not defined herein have the meanings ascribed to them in the Existing Loan Agreement, as that term is defined herein.

                             PRELIMINARY STATEMENT:

      All Borrower Entities have previously entered into an Amended and Restated Loan Agreement with Lender dated as of March 10, 2005, as amended by (i) that certain Amendment to Amended and Restated Loan Agreement dated as of May 5, 2005, (ii) that certain Second Amendment to Amended and Restated
Loan Agreement dated as of September 30, 2005, (iii) that certain Third Amendment to Amended and Restated Loan Agreement dated July 12, 2007, (iv) that certain Fourth Amendment to Amended and Restated Loan Agreement dated March 25, 2008, and (v) that certain Fifth Amendment to Amended and Restated Loan Agreement dated December 18, 2008 (the Amended and Restated Loan Agreement as so amended, the "Existing Loan Agreement," and, as amended by this Amendment, the "Loan Agreement").

      Borrower has violated certain financial covenants under the Loan Agreement, and Lender has agreed to waive the violations in consideration for the following changes be made to the Loan Facility:

      a. a reduction of the Revolving Line of Credit from $22,000,000 to $17,500,000;

      b. the imposition of an unused line fee;

      c. restrictions on distributions to minority interest holders to amounts necessary to pay income tax liability attributable to income of the Borrower;

      d. temporary replacement of certain financial covenants by a minimum EBITDA covenant;

      e. reinstatement of the minimum debt service coverage ratio at a later date;

      f. reinstatement of the ratio of unsubordinated debt to EBITDA at a later date;

      g. a covenant that the Borrower's current maturities of long term other than debt to the Lender will not exceed $600,000 as of December 31, 2009, and thereafter.

      NOW THEREFORE, it is hereby agreed as follows:

      1. All capitalized terms used herein but not defined herein shall have the same meaning as ascribed to such terms in the Loan Agreement.

      2. Lender hereby waives Borrower's violation of Section 7.16 and 7.20 as of March 31, 2009.

      3. The following definition in Section 1.1 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:
"Revolving Loan Commitment":  $17,500,000

      4. Section 2.8 is hereby added to the Loan Agreement to read as follows:

         Unused Line Fee. Borrower shall pay to Lender a fee equal to .30% per annum on the difference existing from time to time between the Revolving Loan Commitment and the outstanding balance of the Revolving Loan. The fee shall be calculated and payable quarterly in arrears commencing October 15, 2009 (covering the period from the date hereof through September 30, 2009). Thereafter, each payment shall be due on the 15th day following the end of each calendar quarter.

      5. Section 7.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

         Dividends and Distributions. Except for dividends to minority shareholders or members of a Borrower Entity in amounts equal to the minority interest shareholders' or members' income tax liability relating to income form Borrower, make any dividends, distributions or other expenditures with respect to Borrower's capital stock ownership interests or apply any of its Property to the purchase, redemption or other retirement of, or set apart any sum for the payment of, or make any other distribution by reduction of capital or otherwise in respect of, any of the Borrower's capital stock ownership interest. Notwithstanding the foregoing, the Borrower may proceed with the reverse stock split described in its Proxy Statement dated November 7, 2008, provided the total value thereof does not exceed $1,000,000.

      6. Sections 7.16 of the Loan Agreement shall not be applicable for the periods ending June 30, 2009, September 30, 2009, and December 31, 2009.
 Section 7.16 shall be reinstated and be applicable as of March 31, 2010, provided the ratio of Unsubordinated Indebtedness to EBITDA shall not exceed
 3.50 to 1.0 with EBITDA calculated for the twelve-month period ending
 March 31, 2010. The Borrower shall not permit the ratio of Unsubordinated Indebtedness to EBITDA to exceed 3.0 to 1.0 as of June 30, 2010 for the twelve-month period ending June 30, 2010. Thereafter, the ratio of Unsubordinated Indebtedness to EBITDA shall be calculated on a quarterly rolling twelve-month basis, and shall not exceed 3.0 to 1.0.

      7. Section 7.20 of the Loan agreement shall not be applicable for the periods ending June 30, 2009 ad September 30, 2009. A minimum debt service ratio for Borrower (on a consolidated basis) will be reinstated to cover the twelve-month period ending December 31, 2009, with the ratio not to be less than 1.25 to 1 for the twelve-month period ending December 31, 2009. Thereafter, the minimum debt service ratio shall be calculated on a quarterly rolling twelve-month basis, and shall not be less than 1.25 to 1.

      8. Section 7.22 is hereby added to the existing Loan Agreement to read in its entirety as follows:

         Fail to achieve a minimum EBITDA of $250,000 for the quarter ending
June       30, 2009 and $750,000 for the quarter ending September 30, 2009.

      9. Section 7.23 shall be added to the existing Loan Agreement and to read in its entirety as follows:

         Permit Borrower's current maturities of Indebtedness for Borrowed Money other than the Revolving Loan to exceed $600,000 as of December 31, 2009, or at any time thereafter.

      10. All references in the Revolving Loan to $22,000,000 are hereby amended to be $17,500,000.

      11. Except for the violation of 7.16 and 7.20 of the Loan Agreement, which have been waived by Lender herein, each Borrower Entity represents and warrants that no Event of Default or Incipient Default (as defined in the Loan Agreement) exists or will occur as a result of the execution of and performance under this Amendment and that each of their representations and warranties set forth in the Loan Instruments (as the definition of that term is amended by this Amendment) is true and correct as of the date hereof, except to the extent that any such representations or warranties speak exclusively to an earlier date.

      12. By their execution hereof, Harold Antonson and Michael Kibler hereby reaffirm their Limited Guaranties of the Revolving Loan and other obligations under the Loan Agreement and Note

      13. Except as expressly amended hereby, the terms and conditions of the Loan Agreement as originally set forth therein shall remain in full force and effect.

      14. All references to the "Loan Agreement" and other terms defined in the Existing Loan Agreement shall be deemed to take account of the Existing Loan Agreement, as amended by this Amendment.

      15. Borrower shall reimburse Lender for all of Lender's out-of-pocket costs related to the transaction contemplated herein, including, without limitation, public record searches ordered by Lender or its counsel both prior and subsequent to the closing of the transactions contemplated herein, as well as legal fees incurred by Lender in connection with the preparation of documents, due diligence review or closing regarding the transaction contemplated herein, or the enforcement of the terms hereof or of any of the Loan Instruments.

      16. From time to time, Borrowers shall execute and deliver to Lender such additional documents as Lender reasonably may require to carry out the purposes of this Amendment and the Loan Instruments and to protect Lender's rights hereunder and thereunder, and shall not take any action inconsistent with the purposes of the Loan Instruments.

      17. Except as expressly amended hereby, the terms and conditions of the Existing Loan Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the undersigned Borrowers and Lender have signed this Amendment to Amended and Restated Loan Agreement as of the date first above written.


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CAROLINA NATIONAL LOGISTICS, INC.
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________


GULF LINE TRANSPORT LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

FIVE STAR TRANSPORT, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

CAM TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

UNITY LOGISTIC SERVICES INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

ERX, INC., an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________







FRIENDLY TRANSPORT, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

TRANSPORT LEASING, INC.,
an Arkansas corporation

By: _____________________________

Name: ___________________________

Title: __________________________

HARBOR BRIDGE INTERMODAL, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

KEYSTONE LINES,
a California corporation

By: _____________________________

Name: ___________________________

Title: __________________________

PATRIOT LOGISTICS, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

LIBERTY TRANSPORT, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________







KEYSTONE LINES CORP.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

TC SERVICES, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

KEYSTONE LOGISTICS, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

CAROLINA NATIONAL TRANSPORTATION LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

FREEDOM 1, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

THUNDERBIRD LOGISTICS, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________







THUNDERBIRD MOTOR EXPRESS, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

US 1 LOGISTICS, LLC,
an Indiana limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

US 1 INDUSTRIES, INC.,
an Indiana corporation

By: _____________________________

Name: ___________________________

Title: __________________________

ARL TRASPORT LLC,
a Delaware limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________

AFT TRANSPORT LLC,
a Delaware limited liability company

By: _____________________________

Name: ___________________________

Title: __________________________


_________________________________
Harold Antonson


_________________________________
Michael Kibler

U.S. BANK
a national banking association

By: _____________________________
Name: Craig B. Collinson
      Title: Senior Vice President